THE GLENMEDE FUND, INC.
Registration No. 811-5577
FORM N-SAR
      Annual Period
Ended October 31, 2014


Sub-Item 77Q1: Exhibits.

(a)	Articles Supplementary to the Articles of
Incorporation are incorporated herein by reference to Exhibit (a)(41) in Registrant's
Post-Effective Amendment No. 64 filed with the Commission on July 18, 2014.


(e)	Investment Advisory Agreement between
The Glenmede Fund, Inc. and Glenmede
Investment Management LP relating to the Mid Cap Equity Portfolio is incorporated herein by reference to Exhibit (d)(57) in Registrant's Post-Effective Amendment No.
65 filed with the Commission on September
30, 2014.




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